UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

  971 4 3966949

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	OTC Pink

Class A Common Stock, par value $0.0001 per share	IRAA	OTC Pink

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	IRAAW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sixth Amendment to the Business Combination Agreement

On October 23, 2024, Iris Acquisition Corp, a Delaware corporation (“Iris”), Iris Parent Holding Corp., a Delaware corporation (“ParentCo”) and Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”), entered into a sixth amendment (the “Sixth BCA Amendment”) to the Business Combination Agreement, dated November 30, 2022, as amended by the Amendment to Business Combination Agreement, dated June 1, 2023, the Second Amendment to Business Combination Agreement, dated August 14, 2023, the Third Amendment to Business Combination Agreement, dated March 9, 2024, the Fourth Amendment to Business Combination Agreement, dated July 19, 2024, and the Fifth Amendment to Business Combination Agreement, dated August 16, 2024 (the “BCA”), to, among other things, reduce the enterprise value associated with Liminatus to $175,000,000.

The foregoing description of the Sixth BCA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sixth BCA Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Certain Related Agreements

PIPE Equity Subscription Agreement

On October 31, 2024, ParentCo, Iris, Liminatus and the PIPE subscriber entered into a fifth amendment (the “Fifth Amendment to Equity PIPE”) to the Equity Subscription Agreement, dated November 28, 2022, as amended by the Amendment to Equity Subscription Agreement, dated August 14, 2023, the Second Amendment to the Equity Subscription Agreement, dated March 9, 2024, the Third Amendment to Equity Subscription Agreement, dated July 23, 2024, and the Fourth Amendment to Equity Subscription Agreement, dated August 16, 2024 (the “PIPE Equity Subscription Agreement”), pursuant to which the Aggregate Purchase Price (as defined therein) was amended to $15,000,000, and the number of subscribed shares was amended to 1,500,000 shares.

The foregoing description of the Fifth Amendment to Equity PIPE does not purport to be complete and is qualified in its entirety by the terms and conditions of the Fifth Amendment to Equity PIPE, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Sixth Amendment to Business Combination Agreement, dated as of October 23, 2024, by and among the Company, Iris Parent Holding Corp. and Liminatus Pharma, LLC.
10.1	Fifth Amendment to PIPE Subscription Agreement, dated October 31, 2024, by and among Iris Acquisition Corp, Iris Parent Holding Corp., the Pipe Subscriber, and Liminatus Pharma, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Date: November 6, 2024

	By:	/s/ Sumit Mehta
		Name:	Sumit Mehta
		Title:	Chief Executive Officer